UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2012

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2012, Open Text Corporation (“the Company”) granted Mr. Mark Barrenechea, the Company’s President and Chief Executive Officer, 33,333 restricted stock units (RSUs), in accordance with Mr. Barrenechea’s employment agreement. For details relating to this employment agreement, please see exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 16, 2011. The RSUs will vest in 3 equal amounts of 11,111 RSUs over three years.

For full details of the RSU grant agreement, please see the attached exhibit under Item 9.01 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Open Text Corporation Restricted Share Unit Grant Agreement between the Company and Mr. Mark Barrenechea dated February 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

February 8, 2012	By:	/s/ Gordon A. Davies
Gordon A. Davies
Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Open Text Corporation Restricted Share Unit Grant Agreement between the Company and Mr. Mark Barrenechea dated February 3, 2012.

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